SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------

                                   FORM 8-K/A
                               (AMENDMENT No. 2)

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): September 13, 2000





                           FREQUENCY ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)


      Delaware                       1-8061                      11-1986657
(State or other jurisdiction      (Commission                (I.R.S. Employer
     of incorporation)            File Number)               Identification No.)



55 Charles Lindbergh Blvd., Mitchel Field, NY                      11553
  (Address of principal executive offices)                       (Zip Code)

                                 (516) 794-4500
              (Registrant's telephone number, including area code)

                                      NONE
              (Former name, former address and former fiscal year,
                          if changed since last report)



    -----------------------------------------------------------------------


                               Page 1 of 34 pages

                                Explanatory Note

     On September 28, 2000, Frequency Electronics, Inc., a Delaware corporation (the "Registrant" or "FEI") filed a Form 8-K describing its acquisition on September 13, 2000, of substantially all of the outstanding shares of Gillam S.A. ("Gillam"), a privately-held company organized under the laws of Belgium. At the time of the filing, audited consolidated financial statements of Gillam compliant with Regulation S-X were not yet available. As a result, the pro forma consolidated financial information required by the Securities Exchange Act of 1934 could not be prepared. The purpose of this Form 8-K/A is to amend the initial filing with respect to the Gillam acquisition and provide the required audited financial statements and pro forma financial information reflecting the acquisition.

     As permitted by Rules 3-05 and 3-09 of Regulation S-X, since the Gillam acquisition does not exceed the 30% significance level, its audited consolidated financial statements as of March 31, 2000 and for the year then ended have been prepared in accordance with Belgian standards of accounting. This is a comprehensive basis of accounting other than generally accepted accounting principles used in the United States. A reconciliation of the Gillam consolidated financial statements as prepared under the Belgian standards to United States generally accepted accounting principles has not been provided. Some of the principle differences between United States accounting principles and the Belgian principles applied by Gillam include the capitalization and subsequent amortization of research and development costs, calculation of operating income and operating charges, and the revaluation (increase) of certain long-term assets.

     ALL AMOUNTS IN THE CONSOLIDATED FINANCIAL STATEMENTS OF GILLAM ARE EXPRESSED IN THOUSANDS (000s) OF BELGIAN FRANCS. In addition, the Belgian format presents certain subsidiary accounts which are indented and added UP to obtain subtotals and totals.

     The pro forma financial statements are expressed in US dollars, translated at appropriate rates of exchange for the periods presented.

                      Documents referred to in this Report

     Frequency Electronics, Inc. has filed documents with the Securities and Exchange Commission that are referred to in this report. The documents and the information they contain are described below.

         Form 10-K for the year ended April 30, 2000. Form 10-K contains audited consolidated financial statements for fiscal year 2000.

         Form 8-K filed on September 28, 2000. The Form 8-K includes information about the acquisition of Gillam S.A.

         Item 7.  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The Form 8-K filed on September 28, 2000 is hereby amended by deleting the paragraph in Item 7(a) and replacing it with the following:

         Audited consolidated financial statements of Gillam, S.A., including related notes and independent accountants' report, are attached hereto as follows:
                                                                      Page
Statutory Auditor's Report                                              4

Summary and Identification of Companies and Signatures                5 - 6

Consolidated Balance Sheet as of March 31, 2000                       7 - 8

Consolidated Income Statement for the year ended March 31, 2000       9 - 10

Notes on the Consolidated Annual Accounts                            11 - 28



(b) Pro Forma financial information

         Unaudited pro forma consolidated financial information reflecting the Gillam acquisition, including related explanatory notes, are attached hereto as follows:

Basis of Presentation                                                   29

Unaudited Pro Forma Consolidated Balance Sheet at April 30, 2000       30-31

Unaudited Pro Forma Consolidated Statement of Operations for the
         year ended April 30, 2000                                      32

Notes and Assumptions used to prepare the unaudited pro forma consolidated financial information are provided at the bottom of each page


 (c)     Exhibits.

   23.1   Consent of Statutory Auditors                                 34

   99.1   Press Release of the Registrant dated August 30, 2000
          The press release was previously filed with the Form 8-K on September 28, 2000 and is not included in this amendment.

                 STATUTORY AUDITOR'S REPORT ON THE CONSOLIDATED
                   FINANCIAL STATEMENTS FOR THE YEAR ENDED THE
                 31st OF MARCH 2000 TO THE SHAREHOLDERS' MEETING
                          OF THE COMPANY "GILLAM S.A."

         At the shareholders' request in order to fulfill "SEC" (Securities and Exchange Commission) obligations in the context of acquisition of "GILLAM S.A." by "F.E.I.", we are pleased to report to you on the performance of the audit mandate which you have entrusted to us.

         We have audited the consolidated financial statements as of and for the year ended the 31st of March 2000 which have been prepared under the responsibility of the board of directors and which show a balance sheet total of 677.774.(000) BEF and a profit for the year of 175.277.(000) BEF.

UNQUALIFIED AUDIT OPINION ON THE CONSOLIDATED FINANCIAL STATEMENTS

         We conducted our audit in accordance with the Belgian auditing standards, as issued by the "Institut des Reviseurs d'Entreprises". Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, taking into account the legal and regulatory requirements applicable to consolidated financial statements in Belgium.

         In accordance with those standards, we considered the group's administrative and accounting organisation, as well as its internal control procedures. We have obtained all explanations and information required for our audit. We examined, on a test basis, evidence supporting the amounts in the consolidated financial statements. We assessed the accounting principles used, the basis of consolidation and significant estimates made by the enterprise, as well as the overall presentation of the consolidated financial statements. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion the consolidated financial statements present fairly the company's net worth and consolidated financial position as of the 31st of March 2000 and the consolidated results of its operations for the year then ended, in accordance with the applicable legal and regulatory requirements in Belgium and the information given in the notes to the consolidated financial statements is properly presented.

OTHER CERTIFICATION

         We supplement our report with the following certification which do not modify our audit opinion on the consolidated financial statements.

     No consolidated directors' report has been prepared in the specific context of drawing up the consolidated financial statements ended the 31st of March 2000.

                                  November 15th, 2000

                                   Statutory auditor
                         S.c.P.R.L. " RENOUPREZ, LABILLE & C(degree)"
                                Reviseurs d'entreprises
                                    Represented by

                                     /s/F. Daerden
                                     -------------
                                      F. DAERDEN

                                                                        CONSO 1.

             CONSOLIDATED ACCOUNTS IN THOUSANDS OF (Belgian) FRANCS

NAME OF FIRM OR BUSINESS NAME OF THE CONSOLIDATING ENTERPRISE:  GILLAM

 Legal form:  Public Limited Company

 Address: Mont Saint Martin       Nr.  58                         Box:

 Postal Code: 4000          Municipality:  Liege

 Register:  TR              Registrar's Office of: Liege          Nr.: 120698

                                       V. A. T. - or national number 414.125.464

 CONSOLIDATED ACCOUNTS submitted for the General Meeting of ___________________

concerning the financial year covering the period from  01/04/1999 to 31/03/2000

                                    Preceding period from  / /  to  / /

The amounts of the preceding period are identical to those which have been previously published: yes / no
--------------------------------------------------------------------------------

COMPLETE LIST with name, first names, occupation, place of residence (address, number, postal code and municipality) of both the DIRECTORS OR MANAGERS of the consolidating enterprise and of the AUDITOR(S) who audited the consolidated accounts.

GILLARD Michel, engineer
     rue Saint Gilles 137, 4000 Liege, Belgium
     Managing Director

MEUSINVEST SA (426.624.509)
      rue du Vertbois 13 Box B, 4000 Liege, Belgium
      Director

      Represented by
      JEHASSE Regis, Director

                                                  (continued on pp. CONSO 1bis.)
--------------------------------------------------------------------------------
Are enclosed with these consolidated accounts:- the audit reports on the consolidated accounts
--------------------------------------------------------------------------------
REGARDING THE CONSOLIDATED ACCOUNTS OF A FOREIGN ENTERPRISE:

Name of the Belgian subsidiary, which filed the annual accounts (Royal Decree of 6 March 1990, Article 8, sec 2, 40a)

                  VAT- or national number of the Belgian subsidiary
                  which files the annual accounts
--------------------------------------------------------------------------------
Total number of pages filed:     Number of pages of the standard form not being
                            ----  filed as they don't apply


      Signature                                           Signature
 (Name and position)                                 (Name and position)
/s/ Michel Gillard
------------------
   Michel Gillard
   Managing Director

                                                                     CONSO 1.bis

         COMPLETE LIST with name, first names, occupation, place of reference (address, number, postal code and municipality) of both the DIRECTORS OR MANAGERS of the consolidating enterprise and of the AUDITOR(S) who audited the consolidated annual accounts, (continuation)

         BELLENS Didier,
                  Avenue L. Vercauteren 25, 1160 Bruxelles, BELGIUM Chairman of the board of directors

         DEVOS Patrick,
                  Venneborglaan 6, 2100 Deurne (Antwerpen), BELGIUM

         BRUSSELS SECURITIES
                  Avenue Marnix 24, 1050 Bruxelles, BELGIUM
                  Director

         GILLARD Luc, economist
                  Au Peri 83, 4000 Liege, BELGIUM
                  Director

         SPARAXIS (452.116.307)
                  avenue Maurice Destenay 13, 4000 Liege, BELGIUM
                  Director

                  Represented by:
                        TORDEURS Louis, director
                        Chemin des Pruniers 13, 5100 Jambes (Namur), BELGIUM

         LEONARD Daniel,
                  avenue de Beaumont 3, 4200 Liege, BELGIUM

                  Director  Beginning mandate: 29/09/1999
                            End mandate: 31/03/2000

         S.C.R.L. Renouprez, Labille & Co (429.987.538) rue A. Defuisseaux 166, 4431 Loncin, BELGIUM
                  Statutory auditor

                  Represented by:
                        DAERDEN Frederic, Statutory auditor

                                                                        CONSO 2.

         1. CONSOLIDATED BALANCE SHEET
                       AFTER APPROPRIATION

                                                                       Period

                            ASSETS                                  (in 000 BEF)

                         FIXED ASSETS                                            113,149
                                                                                 -------

I.   Formation expenses (notes VII)                                           -

II.  Intangible assets (notes VIII)                                       51,390

III. Positive consolidation differences (notes XII)

IV.  Tangible assets (notes IX)                                           50,253
     A. Land and buildings                                       36,519
     B. Plant, machinery and equipment                            8,931
     C. Furniture and vehicles                                    4,803
     D. Leasing and other similar rights                              -
     E. Other tangible assets                                         -
     F. Assets under construction and advance payments                -

V.  Financial assets (notes I to IV and X)                                11,506
     A. Enterprises accounted for using the
        equity method:                                                -
       1. Participating interests                                     -
       2. Amounts receivable                                          -
     B. Other enterprises                                                 11,506
       1.  Participating interests and shares                     7,374
       2. Amounts receivable                                      4,132

                        CURRENT ASSETS                                           564,625
                                                                                 -------
VI.  Amounts receivable after one year                                                 -
     A. Trade debtors
     B. Other amounts receivable

VII. Stocks and contracts in progress                                            178,269
     A. Stocks                                                           107,386
       1. Raw materials and consumables                          39,234
       2. Work in progress                                       67,722
       3. Finished goods                                              -
       4. Goods purchased for resale                                  -
       5. Immovable property acquired or constructed for
          resale                                                      -
       6. Advance payments                                          430
     B. Contracts in progress                                             70,883

VIII.Amounts receivable within one year                                          232,225
     A. Trade debtors                                                    215,815
     B. Other amounts receivable                                          16,410

IX. Investments                                                                  139,400
     A. Own shares                                                             -
     B. Other investments and deposits                                   139,400

 X. Cash at bank and in hand                                                      12,649

XI. Deferred charges and accrued income                                            2,082
                                                                                 -------

                                         TOTAL ASSETS                            677,774
                                                                                 =======

                                                                        CONSO 3.

                                                                        Period

                          LIABILITIES                               (in 000 BEF)
                     CAPITAL AND RESERVES                                        372,374
                                                                                 -------
I.   Capital                                                             114,030
     A.  Issued Capital                                         114,030
     B.  Uncalled Capital                              (-)            -
II.  Share premium                                                        64,941
III. Revaluation surpluses                                                   276
IV.  Consolidated reserves                          (+)(-)               193,127
V.   Negative Consolidation differences                                        -
VI.  Translation differences                        (+)(-)                     -
VII. Investment grants                                                         -

                      MINORITY INTERESTS
VIII. Minority interests                                                           8,670
                                                                                   -----

   PROVISIONS, DEFERRED TAX AND LATENT TAXATION LIABILITIES                        6,949
                                                                                   -----

IX.  A. Provisions for liabilities and charges                                     6,949
       1.  Pensions and similar obligations                                    -
       2.  Taxation                                                            -
       3.  Major repairs and maintenance                                       -
       4.  Other liabilities and charges                                   6,949
     B. Deferred tax and latent taxation liabilities                                   -

                           CREDITORS                                             289,781
                                                                                 -------
X.   Amounts payable within one year                                              95,493
     A.  Financial Debts                                                  68,670
       1.  Subordinated loans                                    48,600
       2.  Unsubordinated debentures                                  -
       3.  Leasing and other similar obligations                    209
       4.  Credit institutions                                   19,861
       5.  Other loans                                                -
     B.  Trade debts                                                           -
       1.  Suppliers
       2.  Bills of exchange payable
     C.  Advances received on contracts in progress                            -
     D.  Other amounts payable                                            26,823
XI.  Amounts payable within one year                                             191,634
     A.  Current portion of amounts payable after one year                46,676
     B.  Financial debts                                                  13,816
       1.  Credit institutions                                   13,816
       2.  Other loans                                                -
     C.  Trade Debts                                                      69,986
       1.  Suppliers                                             69,986
       2.  Bills of exchange payable                                  -
     D.  Advances received on contracts in progress                       11,848
     E.  Amounts payable regarding taxes, remuneration and
         and social security                                              49,095
       1.  Taxes                                                  2,479
       2.  Remuneration and social security                      46,616
     F.  Other amounts payable                                               213
XII.  Accrued charges and deferred income                                          2,654
                    TOTAL LIABILITIES                                            677,774
                                                                                 =======

                                                                        CONSO 4.

                    2. INCOME STATEMENT
            (Analysis of operating results by type)

                                                                          Period

                                                                        (in 000 BEF)
I. Operating income                                                                621,642
                                                                                   -------
     A. Turnover (notes XIV, A)                                           616,889
     B. Increase (+); Decrease (-) in stocks of finished
        goods, work and contracts in progress                             (34,275)
     C. Fixed assets - own construction                                    30,354
     D. Other operating income                                              8,674

II. Operating charges                               (-)                           (573,517)
                                                                                   -------
     A. Raw materials, consumables and goods for resale                   230,662
       1. Purchases                                              231,810
       2. Increase (-); Decrease (+) in stocks                    (1,148)
     B. Services and other goods                                           68,707
     C. Remuneration, social security costs and pensions
        (notes XIV, B)                                                    210,956
     D. Depreciation of and other amounts written off formation
        expenses, intangible and tangible fixed assets                     46,976
     E. Increase (+); Decrease (-) in amounts written off stocks,
       contracts in progress and trade debtors                              6,758
     F. Increase (+); decrease (-) in provisions for liabilities
        and charges                                                        (1,341)
     G. Other operating charges                                            10,799
     H. Operating charges capitalized as reorganization
        costs           (-)                                                     -
     I. Amounts written down on positive consolidation
        differences                                                             -

III. Operating profit (+)                                                           48,125
                                                                                    ------
     Operating loss (-)

IV. Financial income                                                                 5,517
                                                                                     -----
     A. Income from financial fixed assets                                    872
     B. Income from current assets                                          3,614
     C. Other financial income                                              1,031

V. Financial charges (-)                                                           (15,097)
                                                                                    ------
     A. Interests and other debt charges                                   14,561
     B. Amounts written on positive consolidation differences                   -
     C. Increase (+); decrease (-) in amounts written off current
        assets other than those mentioned under II.E                            -
     D. Other financial charges                                               536

VI.  Profit on ordinary activities before taxation (+)                              38,545
                                                                                    ------
     Loss on ordinary activities before taxation (-)

                                                                        CONSO 5.
                      2. INCOME STATEMENT
                          (continued)

                                                                          Period

                                                                       (in 000 BEF)

VII. Extraordinary income                                                           231,704
                                                                                    -------
     A. Adjustments to depreciation of and to other
        amounts written off intangible and tangible
        fixed assets                                                            -
     B. Adjustments to amounts written off consolidation
        differences                                                             -
     C. Adjustments to amounts written off financial fixed
       assets                                                                   -
     D. Adjustments to provisions for extraordinary liabilities
       and charges                                                              -
     E. Gain on disposal of fixed assets                                  228,445
     F. Other extraordinary income (notes XIV, C)                           3,259

VIII. Extraordinary charges                              (-)                        (88,258)
                                                                                     ------
     A. Extraordinary depreciation of and amounts written
        off formation expenses, intangible and tangible
        fixed assets                                                            -
     B. Extraordinary amounts written on positive
        consolidation differences                                               -
     C. Amounts written off financial fixed assets                              -
     D. Provisions for extraordinary liabilities and charges
        (Increase +, decrease -)                                                -
     E. Loss on disposal of fixed assets                                   67,216
     F. Other extraordinary charges (notes XIV, B)                         21,042
     G. Extraordinary charges capitalized as reorganization
        costs                                          (-)                      -
     H. Negative consolidation differences             (-)                      -

IX   Profit for the financial period before taxation   (+)                          181,991
                                                                                    -------
     Loss for the financial period before taxation.    (-)

X.    A. Transfer from deferred tax and latent taxation
          liabilities                                  (+)                                2
                                                                                    -------
     B. Transfer to deferred tax and latent taxation
         liabilities                                   (-)

XI.  Income taxes                                   (-)(+)                           (6,716)
                                                                                     ------
     A.  Income taxes (notes XIV, D)                   (-)                 (6,716)
     B.  Adjustment of income taxes and write-back of tax
        provisions

XII. Profit for the financial period                   (+)                          175,277
                                                                                    =======
     Loss for the financial period                     (-)

XIII. Share in the result of the enterprises accounted
     for using the equity method                    (+)(-)                                -
     A. Profits                                        (+)
     B. Losses                                         (-)

XIV. Consolidated profit                               (+)                          175,277
                                                                                    =======
       Consolidated loss                               (-)

     A. Share of third parties                      (+)(-)                    243
     B. Share of the group                          (+)(-)                175,034

                                                                        CONSO 6.

                  3. NOTES ON THE CONSOLIDATED ANNUAL ACCOUNTS

I.LIST OF THE CONSOLIDATED ENTERPRISES AND ENTERPRISES INCLUDED USING THE EQUITY
  METHOD

 Name, full address of registered office and    Method Used      Proportion      Change of percentage of
 for enterprises governed by Belgian law, the                  of capital held       capital held (as
     V.A.T. number or the national number                          (in %)            compared to the
                                                                                     previous period)
  SA NOUVELLE SOCIETE SATEL                         F               85.8                   0.00
    route de Demigny 280
    71530 Chalon-sur-Saone
    FRANCE

----------------------------------

   F-  Full consolidation



                                                                        CONSO 7.

II. LIST OF SUBSIDIARIES EXCLUSIVELY OR JOINTLY CONTROLLED NOT INCLUDED (PURSUANT TO ARTICLE 13 OF THE ROYAL DECREE OF 6 MARCH 1990) AND ASSOCIATED ENTERPRISES ACCOUNTED FOR USING THE EQUITY METHOD (BY APPLICATION OF
     ARTICLE 68)

------------------------------------ -------------------------- -------------------------- ------------------------
 Name, full address of registered           Reason for                  Share in            Change in percentage
    office and for enterprises       -------------------------        the capital 2          of capital held (as
   governed by Belgian law, the              Exclusion                   (in %)                compared to the
   V.A.T. number or the national       (A, B, C, D, or E) 1                                  previous period) 3
              number

------------------------------------ -------------------------- -------------------------- ------------------------

SATOEL                                           A                       100.00                     50.00
 route de Demigny 280
 71530 Chalon-sur-Saone
 FRANCE

TECNITROM                                        A                        15.00                      0.00
 Estrada National 252
 2955 Pinal Novo
 PORTUGAL

------------------------------------ -------------------------- -------------------------- ------------------------

---------------------------
1 Reason for Exclusion
   A. Subsidiary of minor importance

2 Proportion of capital of those enterprises being held by both enterprises included in the consolidated accounts and persons acting in their own names but on behalf of these enterprises.

3 Where the composition of the consolidated aggregate is significantly influenced by changes in its percentage additional information are provided in statement V. (Article 18)

                                                                        CONSO 8.

III.  ENTERPRISES OTHER THAN SUBSIDIARIES AND ASSOCIATED ENTERPRISES

     The enterprises stated below have not been mentioned under the numbers I and II at the notes. They are enterprises included in or excluded from consolidation (by application of the Royal Decree of 6th March 1990,
     Article 13 and Article 14.) holding a 10%-interest in the capital amount, either by themselves or via a person acting in his own name but on behalf of theses enterprises. Those data can be omitted when they are not material in respect of the principle of a true and fair view.

Name, full address of registered            Share           Data from the most recent period for which annual accounts
             office                        in the                                  are available
 and for enterprises governed by           capital
        the Belgian law,                   (in %)
    the V.A.T. number or the
         national number
---------------------------------- ------------------------ ------------------------------------------------------------
---------------------------------- ------------------------ ------------------ ------------ ------------------ ---------

                                                                 Annual         Currency       Capital and     Net
                                                                Accounts          Code          reserves        Result
---------------------------------- ------------------------ ------------------ ------------ ------------------ ---------
                                                                                            ----------------------------
                                                                                                    (+) of (-)
                                                                                             in thousands of monetary
                                                                                                       units

---------------------------------- ------------------------ ------------------ ------------ ----------------------------
---------------------------------- ------------------------ ------------------ ------------ ----------------------------

                   NONE

---------------------------------- ------------------------ ------------------ ------------ ----------------------------

                                                                        CONSO 9.

IV. CONSORTIUM

Information regarding the enterprises which form part of the consortium. For each enterprise shall be disclosed: the method used for inclusion into the accounts of the consortium together with the list of subsidiaries, the method of their inclusion into the accounts of the consolidation as well as the proportion of capital held.

                                      NONE

                                                                       CONSO 10.

V. CONSOLIDATION CRITERIA AND CHANGES IN THE CONSOLIDATION SCOPE

A. Information and the criteria governing the application of full consolidation, proportional consolidation and the equity method as well as those cases in which these criteria are departed from, and justification for such departures (by application of Article 69 I. of the Royal Decree of 6 March 1990).

       Full consolidation

       The full consolidation method is used whenever the following conditions are met: - the majority of the voting rights is held on the total shares of a company, or - a de facto or de jure controlling influence is held in a company.

       Proportional integration

       This method is used for companies which are owned and managed by a limited number of shareholders who have agreed among themselves that decisions influencing the way in which the company is managed may only be taken with their joint approval.

       Equity Method

       This method is used whenever the criteria for full consolidation or proportional integration are not met. It applies to companies in which a consolidated company holds a participating interest and over which it exerts a significant influence.

B. Information which makes a comparison meaningful with the consolidated annual accounts of the previous financial period in case the composition of the consolidated aggregate in the course of the current financial period has changed significantly (by application of Article 18. of the Royal Decree of 6 March 1990

                                 Not applicable

                                                                       CONSO 11.

VI. SUMMARY OF VALUATION RULES AND METHODS OF CALCULATING OF DEFERRED TAXES

A. Disclosure of the criteria governing the valuation of the various items in the consolidated annual accounts, and in particular:
     o the application and adjustments of depreciation, amounts written down and provisions for liabilities and charges, and revaluations (pursuant to Article 69 VI.a. of the Royal Decree of 6 March 1990)

     o the bases of translation applied to express in the consolidated accounts items which are, or originally were, expressed in a currency other than the currency in which the consolidated accounts are stated, and the translation in the consolidated accounts of the accounting statements of subsidiaries and associated enterprises governed by foreign law. (pursuant to Article 69 VI.b. of the Royal Decree of 6 March 1990)

The valuation rules used are the valuation rules of the parent company determined in conformity with Chapter II of the Royal Decree of October 8, 1976.

                  Particular rules.

Formation expenses are immediately expensed.

Intangible   assets  include   research  and  development   expenses  which  are
capitalized and depreciated over a period not exceeding 5 years.

Tangible   fixed  assets  are  valued  at  acquisition   cost  less   cumulative
depreciation computed on a linear basis considering the following rates:

   -   Buildings      10-20%
   -   Equipment      20-33.3%
   -   Furniture      20%
   -   Vehicles       33.3%

                  Participation's which are not consolidated are valued at acquisition costs less any permanent impairment value.

                  Inventory:
   - raw materials are valued at lower of cost or NRV (net realizable value) with cost determined according to the weighted average method;
   - work in progress is valued at lower of cost or NRV. Cost includes direct and indirect production costs. The completed contract method is used to recognize long-term contract revenues and profits.

Monetary assets and liabilities in foreign currency are valued using the closing rate method. Non-monetary assets and liabilities are maintained at historical rate. Unrealized exchange losses are expensed. Unrealized exchange gains are deferred.

Consolidated financial statements of subsidiaries in foreign currencies are translated according to the closing rate method.

                                                                       CONSO 12.

                                                                    Amounts

VI. B. Future taxation and deferred taxes

Analysis of Deferred tax and latent taxation liabilities
       (Heading 168 of the liabilities)                                 -

  Future  taxation (by  application  of Article 35 of the
   Royal Decree of 8th October 1976, inserted by the Royal
   Decree of 30th December 1991)                                        -

  Deferred taxes (by application of Article 40 of the
   Royal Decree of 6th March 1990)                                      -

Detailed explanation on the methods applied in determining deferred taxes (deferral method, liability method,...)

                           N/A

                                                                       CONSO 13.

                                                                         Amounts

VII. STATEMENT OF FORMATION EXPENSES  (Heading 20 of the assets)

    Net carrying value as at the end of the preceding period
    Movements of the period:                                      Not applicable
    o  New expenses incurred
    o  Depreciation                                  (-)
    o  Translation differences                    (+)(-)
    o  Other                                      (+)(-)
    Net carrying value at the end of the period

Of which: - Expenses of formation or capital increase, loan issue expenses, reimbursement premium and other formation costs
          - Reorganization costs

                                                                       CONSO 14.

VIII. STATEMENT OF INTANGIBLE ASSETS

                                                                1. Research and         2. Concessions, patents
                                                               development expenses          licenses, etc.
a) ACQUISITION COST

   As at the end of the preceding period                           285,744                       18,607
   Movements during the period:                                                                     216
   o  Acquisitions, including fixed assets, own production          30,898
   o  Sales and disposals                             (-)          (91,780)
   o  Transfers from one heading to another        (+)(-)
   o  Translation differences                      (+)(-)
   o  Other movements
   At the end of the period                                        224,862                       18,823
                                                                   -------                       ------

c) DEPRECIATION AND AMOUNTS WRITTEN DOWN

   As at the end of the previous period                            234,564                       17,779
   Movements during the period:
   o  Recorded                                                      30,879                          853
   o  Written back as superfluous                     (-)
   o  Acquisitions from third parties
   o  Written down after sales and disposals          (-)          (91,780)
   o  Transfers from one heading to another        (+)(-)
   o  Translation differences                      (+)(-)
   o  Other movements
   At the end of the period                                        173,663                       18,632
                                                                   -------                       ------
d) NET CARRYING VALUE AT THE END
     OF THE PERIOD                                   (a)-(c)        51,199                          191
                                                                    ======                       ======

                                                                  3. Goodwill           4. Advance payments
a) ACQUISITION COSTS
   As at the end of the preceding period                              None                         None
   Movements during the period:
   o  Acquisitions, including fixed assets, own production
   o  Sales and disposals                             (-)
   o  Transfers from one heading to another        (+)(-)
   o  Translation differences                      (+)(-)
   o  Other movements:
   At the end of the period:

c) DEPRECIATION  AND AMOUNTS WRITTEN DOWN As at the end of the preceding  period
   Movements during the period:
   o  Recorded
   o  Written back as superfluous                     (-)
   o  Acquisitions from third parties
   o  Written down after sales and disposals          (-)
   o  Transfers from one heading to another        (+)(-)
   o  Translation differences                      (+)(-)
   o  Other movements
   At the end of the period
   d) NET CARRYING VALUE AT THE END OF THE PERIOD (a)-(c)

                                                                       CONSO 15.

IX.   STATEMENT OF TANGIBLE FIXED ASSETS

                                                             1. Land and   2. Plant, machinery  3. Furniture and
                                                               Buildings       and equipment          vehicles
a) ACQUISITION COST
   As at the end of the preceding period:                        79,437          134,579            36,749
   Movements during the period:
   o  Acquisitions, including fixed assets, own construction        188            3,067             5,291
   o  Sales and disposals                           (-)                                             (3,216)
   o  Transfers from one heading to another      (+)(-)                                                380
   o  Translation differences                    (+)(-)
   o  Other movements
   At the end of the period                                      79,625          137,646            39,204
                                                                 ------          -------            ------

b) REVALUATION SURPLUSES
   As at the end of the preceding period                         20.220                -                 -
   Movements during the period:
   o  Recorded
   o  Acquisitions from third parties
   o  Reversals                                     (-)
   o  Transfers from one heading to another      (+)(-)
   o  Translation differences                    (+)(-)
   o  Other movements
   At the end of the period                                      20,220                 -                -
                                                                 ------           -------           ------

c) DEPRECIATION AND AMOUNTS WRITTEN DOWN
   As at the end of the preceding period                         59,367          120,703            33,498
   Movements during the period:
   o  Recorded                                                    3,959            8,012             3,276
   o  Written back as superfluous                   (-)
   o  Acquisitions from third parties
   o  Written down after sales and disposals        (-)                                             (2,753)
   o  Transfers from one heading to another      (+)(-)                                                380
   o  Translation differences.                   (+)(-)
   o  Other movements
   At the end of the period                                      63,326          128,715            34,401
                                                                 ------          -------            ------
d) NET CARRYING VALUE AT THE END
   OF THE PERIOD                               (a)+(b)-(c)       36,519            8,931             4,803
                                                                 ======          =======             =====

                                                                       CONSO 16.

IX. STATEMENT OF TANGIBLE FIXED ASSETS

                                                         4. Leasing and          5. Other         6. Assets under
                                                      other similar rights    tangible assets     construction and
                                                                                                  advance payments
a) ACQUISITION COST

   As at the end of the preceding period                      380
   Movements during the period:
   o  Acquisitions, including fixed assets, own construction
   o  Sales and disposals                         (-)
   o  Transfers from one heading to another    (+)(-)        (380)
   o  Translation differences                  (+)(-)
   o  Other movements
   At the end of the period                                     0

b) REVALUATION SURPLUSES
   As at the end of the preceding period
   Movements during the period:
   o  Recorded
   o  Acquisitions from third parties
   o  Reversals                                   (-)
   o  Transfers from one heading to another    (+)(-)
   o  Translation differences                  (+)(-)
   o  Other movements
   At the end of the period

c) DEPRECIATION AND AMOUNTS WRITTEN DOWN
   As at the end of the preceding period
   Movements during the period:                               380
   o  Recorded
   o  Written back as superfluous                 (-)
   o  Acquisitions from third parties
   o  Written down after sales and disposals      (-)
   o  Transfers from one heading to another    (+)(-)        (380)
   o  Translation differences                  (+)(-)
   o  Other movements
   At the end of the period

d) NET CARRYING VALUE AT THE END OF THE
    PERIOD                                (a)+(b)-(c)           0
                                                              ===

   Of which: o  Land and buildings
             o  Plant, machinery and equipment
             o  Furniture and vehicles

                                                                       CONSO 17.

X. STATEMENT OF FINANCIAL FIXED ASSETS

      1. Participating interests                                1. Enterprises              2. Other
                                                                 accounted for              enterprises
                                                                   using the
                                                                 equity method
a) ACQUISITION COST
   As at the end of the preceding period                                   -                  272,222
   Movements during the period:
   o  Acquisitions                                                                                951
   o  Sales and disposals                        (-)                                         (265,799)
   o  Transfers from one heading to another   (+)(-)
   o  Translation differences                 (+)(-)
   At the end of the period                                                                     7,374

b) REVALUATION SURPLUSES
   As at the end of the preceding period
   Movement during the period:
   o  Recorded
   o  Acquisitions from third parties
   o  Reversals                                  (-)
   o  Translation differences                 (+)(-)
   o  Translations from one heading to another(+)(-)
   At the end of the period

c) AMOUNTS WRITTEN DOWN
   As at the end of the preceding period
   Movements during the period:
   o  Recorded
   o  Written back as superfluous                (-)
   o  Acquisitions from third parties
   o  Written down after sales and disposals     (-)
   o  Translation differences                 (+)(-)
   o  Translations from one heading to another(+)(-)
   At the end of the period

d) UNCALLED AMOUNTS
   As at the end of the previous period
   Movements during the period                (+)(-)
   At the end of the period

e) MOVEMENTS IN THE CAPITAL AND RESERVES OF THE ENTERPRISES
    ACCOUNTED FOR USING THE EQUITY METHOD        (+)(-)
   o  Share in the result for the financial period
   o  Elimination of dividends regarding those participating interests
   o  Other movements in the capital and reserves
   NET CARRYING VALUE AT THE END OF THE PERIOD
        (a) + (b) - (c) - (d) +/- (e)                                                           7,374
                                                                                                =====

                                                                   CONSO 17. bis
X. STATEMENT OF FINANCIAL FIXED ASSETS (continued)

         2. Amounts receivables                                 1. Enterprises              2. Other
                                                                 accounted for              enterprises
                                                                   using the
                                                                 equity method
   NET CARRYING VALUE AT THE END OF THE PERIOD                         4,182
   Movements during the period:
   o  Additions                                                          370
   o  Reimbursements                             (-)                    (420)
   o  Amounts written down                       (-)
   o  Amounts written back
   o  Translation differences                 (+)(-)
   o  Other                                   (+)(-)
   NET CARRYING VALUE AT THE END OF THE PERIOD                         4,132
                                                                       =====
   ACCUMULATED AMOUNTS WRITTEN DOWN AT THE END
   OF THE PERIOD

                                                                       CONSO 18.

XI. STATEMENT OF CONSOLIDATED RESERVES

                                                                         Amounts

Consolidated reserves at the end of the previous
        financial period                                (+)(-)           22,968
  Movements:
  Shares of the group in the consolidated income        (+)(-)          175,034
  Other movements:                                      (+)(-)
   (breakdown of the meaningful amounts not approportioned
    to the share of the group in the consolidated result)
  Dividend distribution                                                 (24,819)
  Transfer of revaluation surplus                                        19,944
                                                                         ------
Consolidated reserves at the end of the financial period(+)(-)          193,127
                                                                        =======

XII. STATEMENT OF CONSOLIDATION DIFFERENCES AND DIFFERENCES RESULTING FROM THE APPLICATION OF THE EQUITY METHOD
     (Heading 9920 of the assets, Heading 9911 of the liabilities)

                                                       Consolidation differences      Differences resulting from
                                                                                   application of the equity method
                                                     1. Positive     2. Negative     3. Positive       4. Negative
                                                     -------------------------------------------------------------
NET CARRYING VALUE AT THE END
OF THE PRECEDING PERIOD
Movements during the period:                                                    Not applicable
 o  Arising from an increase of the
    percentage held
 o  Arising from a decrease of the
    percentage held
 o  Write-downs
 o  Differences transferred to the
    income statements
 o  Other modifications

NET CARRYING VALUE AT THE END OF
THE PERIOD

                                                                       CONSO 19.

XIII. STATEMENT OF AMOUNTS PAYABLE

A. ANALYSIS OF THE AMOUNTS ORIGINALLY PAYABLE AFTER ONE YEAR ACCORDING TO THEIR RESIDUAL TERM

                                                           AMOUNTS PAYABLE WITH A RESIDUAL TERM OF
                                                           ---------------------------------------
                                                  1. not more than 1    2. between 1 and     3. over 5 years
                                                         year                5 years

Financial debts                                         46,676                68,670               -
                                                        ------                ------
    1. Subordinated loans                               16,200                48,600               -
    2. Unsubordinated debentures
    3.Leasing and other similar obligations                322                   209               -
    4. Credit institutions                              30,154                19,861               -
    5. Other loans

Trade debts                                                  -                     -               -

    1. Suppliers
    2. Bills of exchange payable

Advances received on contracts in progress                   -                     -               -

Other amounts payable                                                         26,823               -
                                                        ------                ------             ---
    TOTAL                                               46,676                95,493               -
                                                        ======                ======             ===

B. AMOUNTS PAYABLE, OR THE PORTION THEREOF, WHICH GUARANTEED BY REAL GUARANTEES GIVEN OR IRREVOCABLY PROMISED ON THE ASSETS OF THE ENTERPRISES INCLUDED IN THE CONSOLIDATION
                                                   Financial period

Financial debts                                         12,531
                                                        ------
    1. Subordinated loans
    2. Unsubordinated debentures
    3. Leasing and other similar obligations               531
    4. Credit institutions                              12,000
    5. Other loans

Trade debts                                                  -
    1. Suppliers
    2. Bills of exchange payable

Advances received on contracts in progress                   -

Taxes, remuneration and social security payable              -
    1. Taxes
    2. Remuneration and social security

Other amounts payable

    TOTAL                                               12,531
                                                        ======

                                                                       CONSO 20.

XIV.    RESULT

     A. NET TURNOVER (Heading 70 of the income statement)
        A1. Analysis by categories, for the financial period and the previous financial period, of activity and geographical markets, to be disclosed in an annex to the standard form in so far as these categories and markets, from the point of view of the organization of the sale of goods and the provision of services falling within the ordinary activities of the enterprises included in the consolidation show substantial differences one from another.

                                                                   Period

        A2. Aggregate turnover of the group in Belgium             402,740
             (item 70 of the income statement)


     B. AVERAGE NUMBER OF PERSONS EMPLOYED

       in units, AND PERSONNEL CHARGES,

     B1. Fully consolidated enterprises

       B11.Average number of persons employed           116
                                                        ---
           Workers                                       38
           Employees                                     69
           Management personnel                           6
           Other persons                                  3
       B12. Personnel charges
           (Heading 62 of the income statement)
           Remuneration's and social charges                       210,956
           Pensions
       B13.Average number of persons employed in Belgium
             by enterprises of the group                 62

     B2. Proportionally consolidated enterprises         N/A

       B21.Average number of persons employed
           Workers
           Employees
           Management personnel
           Other persons
       B22. Personnel charges
           (Heading 62 of the income statement)
           Remuneration's and social charges
           Pensions.
       B23.Average number of persons employed in Belgium by enterprises of the group

 .

                                                                       CONSO 21.

                                                                   Period

C. EXTRAORDINARY RESULTS

    C1. Analysis of the OTHER EXTRAORDINARY INCOME
        (Heading 764/9), if it involves significant amounts

    C2. Analysis of the OTHER EXTRAORDINARY COSTS
        (Heading 664/8), if it involves significant amounts

        Expenses related to sale of participation                  13,793
                                                                   ======
        Redundancy costs                                            7,074
                                                                    =====


D. INCOME TAXES (Heading 67/77)

    D1. Difference between the tax charged in the consolidated income statement for the period and the preceding
        periods and the amount of the tax paid or payable
        in respect of those periods, provided that this
        difference is material for the purposes of future
        taxation
    D2. Effect of  extraordinary  results on the amount
        of income  taxes on the current period                     (8,416)
                                                                   ======

                                                                       CONSO 22.

XV. RIGHTS AND COMMITMENTS NOT REFLECTED IN THE BALANCE SHEET,

                                                                     Period

   A. 1.Amount of personal guarantees, given or irrevocably
        promised  by  the  enterprises  included   in   the
        consolidation, as security for third parties' debts or commitments

     2. Amount of real guarantees, given or irrevocably promised by the enterprises included in the consolidation on their own assets, as security for debts and commitments:

            of enterprises included in the consolidation              12,000
            of third parties                                               -

     3. Amounts of goods and values, held by third parties in their own name but at risk to and for the benefit of the enterprises included in the consolidation not reflected in the balance sheet

     4. a) Commitments to acquire fixed assets
        b) Commitments to dispose of fixed assets

     5. a) Rights from transactions:
          -      to interest rates
          -      to exchange rates
          -      to prices of raw materials or goods
                 purchased for resale
          -      to other similar transactions
        b) Commitments from transactions:
          -      to interest rates
          -      to exchange rates
          -      to prices of raw materials or goods
                 purchased for resale
          -      to other similar transactions

  B. Commitments relating to technical guarantees, in respect of sales or services already provided
                                      NONE


  C. Significant litigation and other significant commitments

         Since 1997 the company has a litigation with the tax authorities regarding a loss realized on the sale of bonds reimbursable in shares. The Ministry of Finance refuses the tax deduction of an amount of 53,354.834 BEF and qualifies the loss on bonds as a reduction in value of shares.

         The company has introduced a complaint as of August 31, 1998 on which no answer has been received as of today. Expecting a positive outcome, the Board of Directors has decided not to record a provision for the outstanding risk estimated at 30 million BEF.

  D. Commitments with respect to retirement and survivors' pensions in favor of their personnel or executives, at the expense of the enterprises included in the consolidation
                                      NONE

                                                                       CONSO 23.

XVI. RELATIONSHIPS WITH AFFILIATED ENTERPRISES AND ENTERPRISES LINKED BY PARTICIPATING INTERESTS BUT NOT INCLUDED IN THE CONSOLIDATION

                                   1. AFFILIATED ENTERPRISES   2. ENTERPRISES LINKED WITH
                                                                 PARTICIPATING INTERESTS
                                         Period                           Period

1. FINANCIAL FIXED ASSETS
   o Participating interests and
     shares                              7,374
                                         -----

2. AMOUNTS RECEIVABLE                    6,099
                                         -----
   o After one year                          -
   o within one year                     6,099
3. CURRENT INVESTMENTS
   o Shares                                  -
   o Amounts receivable                      -
4. AMOUNTS PAYABLE                       6,765
                                         -----
   o After one year                          -
   o within one year                     6,765


                                                          AFFILIATED ENTERPRISES

                                                                   Period

5. PERSONAL AND REAL GUARANTEES given or irrevocably promised, as security of debts or promised, as security of debts or commitments of affiliated enterprises

6. OTHER SIGNIFICANT FINANCIAL COMMITMENTS

7. FINANCIAL RESULTS
   Income from financial fixed assets                                872
   Income from current assets
   Other financial income
   Interest and other debt charges
   Other financial charges


XVII. FINANCIAL RELATIONSHIPS WITH DIRECTORS OR MANAGERS OF THE CONSOLIDATION ENTERPRISE

  A. Total amount of remuneration granted in respect of their responsibilities in the consolidation enterprise, its subsidiaries and its affiliated enterprises, including the amounts in respect of retirement pensions granted to former directors or managers
                                                None

  B. Total  amount  of  advances  and  credits  granted  by  the   consolidating
     enterprise, by a subsidiary or by an associated enterprise

                                                None

                 UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA
                              BASIS OF PRESENTATION


The following unaudited pro forma consolidated financial data for Frequency Electronics, Inc. is based on FEI's historical financial statements adjusted to reflect the acquisition of Gillam S.A. The unaudited pro forma consolidated statement of operations is presented for the year ended April 30, 2000, including the results of continuing operations for Gillam for the year ended March 31, 2000, Gillam's fiscal year end. The statement of operations reflects the acquisition as if it had occurred as of May 1, 1999. The unaudited pro forma balance sheet reflects the Gillam acquisition as of April 30, 2000 and uses the March 31, 2000 consolidated balance sheet of Gillam. For both the balance sheet and the statement of operations, the historical financial statements of Gillam have been adjusted and reclassified to conform with US generally accepted accounting principles.

The Gillam acquisition was consummated pursuant to the terms of a Share Purchase Agreement dated as of August 29, 2000. Under terms of the agreement, FEI paid $8,400,264 in cash and issued 154,681 shares of common stock to acquire the outstanding stock of Gillam. Based upon the market value of FEI's common stock on July 25, 2002, the Share Purchase Agreement may require FEI to issue to the Gillam shareholders up to 35,000 additional shares of FEI common stock. Because the shares issued to the Gillam shareholders are restricted shares, they have been valued at approximately 65% of the average market price of FEI common stock, as quoted on the American Stock Exchange, for the day immediately prior to, the day of, and the day immediately after the announcement of the acquisition. In addition, FEI paid approximately $470,000 in direct transaction costs. Thus, the total purchase price is approximately as follows:

                                      (in thousands)
      Cash paid for Gillam shares                           $ 8,400
      Fair value of restricted shares issued                  3,465
      Direct transaction costs                                  470
                                                          ---------
               Total purchase price                         $12,335
                                                            =======


The purchase price will be allocated as follows:

      Net assets acquired                                   $ 7,774
      Allocation to tangible and intangible assets            4,561
                                                           --------
                                                            $12,335
                                                            =======

The allocation to certain tangible assets, such as buildings and inventory, and to certain intangible assets such as patents, the customer base and goodwill, will be based upon a valuation which has not yet been completed. For purposes of the pro forma presentation, the entire $4,561,000 excess of purchase price over net assets acquired has been classified as goodwill and is amortized over a 15 year period. Once the valuation process is complete, this amount will be reclassified and the actual amortization may differ from the amount used in the pro forma statement of operations.

The pro forma adjustments are based upon available information and assumptions management believes are reasonable under the circumstances. The unaudited pro forma consolidated financial data and accompanying notes should be read in conjunction with the historical audited and unaudited financial statements and related notes of Frequency Electronics and the historical audited consolidated financial statements and related notes of Gillam S.A., as presented elsewhere in this Form 8K/A. The pro forma financial data does not purport to present what actual results of operations or actual financial position would have been if the transaction described above in fact occurred on such dates or to project the results of operations or financial position for any future period or date.

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                                 April 30, 2000

                                   -----------

              :                             Frequency       Company acquired subsequent
                                           Electronics           to April 30, 2000
                                           Historical       Historical      Adjustment      Pro Forma

         ASSETS                                               (US $ in thousands)

Current assets:

    Cash and cash equivalents               $ 4,994          $   300           (470) a       $ 4,824

    Marketable securities                    36,013            3,301         (8,400) b        30,914

    Accounts receivable, net                  9,590            5,499                          15,089

    Inventories                              13,307            4,221                          17,528

    Deferred income taxes                     1,940                -                           1,940

    Prepaid expenses and other                1,329               49                           1,378
                                            -------          -------         ------          -------

           Total current assets              67,173           13,370         (8,870)          71,673

Property, plant and equipment, at cost,
      less accumulated depreciation and
      amortization                            9,040              786                           9,826

Intangible assets                                 -                -          4,561  c         4,561

Deferred income taxes (Note 12)                 600              690                           1,290

Other assets                                  4,034              272                           4,306
                                            -------          -------         ------          -------

           Total assets                     $80,847          $15,118         (4,309)         $91,656
                                            =======          =======         ======          =======



-------------------------
NOTES and Assumptions

a-   Payment of direct transaction costs.
b-   Cash and marketable securities redeemed to acquire 70% of Gillam shares
c- Record excess of purchase price over net assets acquired as goodwill, subject to allocation to other assets when the valuation process is completed.

                                    Continued

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                                 April 30, 2000

                                   (Continued)
                                   -----------

                                               Frequency       Company acquired subsequent
                                               Electronics           to April 30, 2000
                                               Historical       Historical      Adjustment      Pro Forma

   LIABILITIES AND STOCKHOLDERS' EQUITY                           (US $ in thousands)

Current liabilities:

    Current maturities of long-term debt        $     -          $ 1,432                         $ 1,432

    Accounts payable - trade                      1,019            1,657                           2,676

    Accrued liabilities                           3,190            1,172                           4,362

    Dividend payable                                799                -                             799

    Deferred income and other                         -              340                             340
                                                -------          -------                         -------

              Total current liabilities           5,008            4,601                           9,609

Long-term debt     -                              1,626                                            1,626

Deferred compensation                             5,276              112                           5,388

Other liabilities                                11,573              800                          12,373
                                                -------          -------                         -------

                                                 21,857            7,139                          28,996
                                                -------          -------                         -------

Minority interest in subsidiary                                      205                             205

Stockholders' equity:
  Preferred stock - authorized 600,000 shares
       of $1.00 par value; no shares issued           -                                                -

  Common stock - authorized 20,000,000 shares
       of $1.00 par value; issued                 9,009            2,700            155  d         9,164
                                                                                 (2,700) e

  Additional paid-in capital                     37,929            1,538          3,310  d        41,239
                                                                                 (1,538) e

  Retained earnings                              17,239            3,536         (3,536) e        17,239
                                                -------          -------         ------          -------
                                                 64,177            7,774         (4,309)          67,642

  Other stockholders' equity accounts            (5,187)                                          (5,187)
                                                -------                                          -------
       Total stockholders' equity                58,990            7,774         (4,309)          62,455
                                                -------          -------         ------          -------
 Total liabilities and stockholders' equity     $80,847          $15,118        ($4,309)         $91,656
                                                =======          =======         ======          =======

-------------------------
NOTES and Assumptions

d- Issuance of 154,681 shares to acquire 30% of Gillam shares e- Elimination of pre-acquisition Gillam equity accounts

                UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT

                            Year ended April 30, 2000

                                                           Frequency       Company acquired subsequent
                                                          Electronics           to April 30, 2000
                                                          Historical       Historical      Adjustment      Pro Forma

                                                              (In thousands of US $, except share data)

Net sales                                                  $26,535          $15,777                         $42,312
                                                           -------          -------                         -------
Cost of sales                                               14,884           10,700                          25,584
Selling and administrative expenses                          5,275            3,021                           8,296
Amortization of intangible assets                                -                -            304    f         304
Research and development expenses                            5,368              723                           6,091
                                                           -------          -------          -----          -------
      Total operating expenses                              25,527           14,444            304           40,275
                                                           -------          -------          -----          -------
          Operating profit                                   1,008            1,333           (304)           2,037

Other income (expense):
      Investment income                                      3,929              141           (490)   g       3,580
      Interest expense                                        (306)            (386)                           (692)
      Other, net                                              (207)               -                            (207)
                                                           -------          -------          -----          -------

Earnings from continuing operations before
provision (benefit) for income taxes                         4,424            1,088           (794)           4,718

Provision (benefit) for income taxes                         1,280              210           (140)   h       1,350
                                                           -------          -------          -----          -------

Net earnings from continuing operations
   before minority interest                                  3,144              878           (654)           3,368

Minority interest in subsidiary                                                  16                              16
                                                           -------          -------          -----          -------

Income from continuing operations                          $ 3,144          $   862          ($654)         $ 3,352
                                                           =======          =======          =====          =======

Income from continuing operations per common share:
      Basic                                                $ 0.41                                            $ 0.43
                                                           ======                                            ======
      Diluted                                              $ 0.39                                            $ 0.41
                                                           ======                                            ======

Average shares outstanding:
      Basic                                                7,673,497                         154,681  i     7,828,178
                                                           =========                         =======        =========
      Diluted                                              8,043,727                         154,681  i     8,198,408
                                                           =========                         =======        =========

-------------------------
NOTES and Assumptions

f- Amortization of goodwill over 15 years. Where possible, the excess purchase price will be allocated to certain assets and liabilities but the evaluation process has not yet been completed.
g- Reduced investment income due to assumed cash payments of $8.87 million on May 1, 1999.
h-   Tax effect of lower investment  income
i- Assumes 154,681 shares issued in connection with the Gillam acquisition were outstanding since May 1, 1999.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Frequency Electronics, Inc.

                                            By: /s/ Alan Miller
                                            -------------------
                                                Alan Miller
                                                Treasurer and
                                                Chief Financial Officer

Date:  November 27, 2000

                                                                    Exhibit 23.1


                         CONSENT OF STATUTORY AUDITORS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-42233) of Frequency Electronics, Inc. of our report dated November 15, 2000 relating to the financial statements of Gillam S.A., which appears in the Current Report on Form 8-K/A of Frequency Electronics, Inc. dated September 13, 2000.


S.c.P.R.L. RENOUPREZ, LABILLE & Co.

/s/ F. Daerden
--------------
Frederic Daerden
Statutory Auditor

Liege, Belgium
November 27th, 2000